UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2013

Citizens Republic Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Michigan	001-33063	38-2378932
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

328 South Saginaw Street, Flint, Michigan		48502
(Address of Principal Executive Offices)		(Zip Code)

(810) 766-7500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company issued a press release announcing that it will resume interest payments on its outstanding 7.50% junior subordinated debentures due September 2066 and declared a dividend on the associated trust preferred securities.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1	Press Release, dated February 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS REPUBLIC BANCORP, INC.

By:	/s/ Thomas W. Gallagher
Thomas W. Gallagher
Its:	General Counsel and Secretary

Date: March 1, 2013

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release, dated February 26, 2013